UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 28, 2012

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(952) 449-9092

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 28, 2012, Lakes Entertainment, Inc., (“Lakes”) entered into a Second Change of Terms Agreement (“Agreement”) with Centennial Bank (f/k/a First State Bank) (“Centennial”) related to the Secured Line of Credit (“Line of Credit”) by and between Lakes and Centennial dated October 28, 2008. The Agreement extended the maturity date of the Line of Credit to October 28, 2014 and modified the Line of Credit to be revolving in nature. Lakes currently has no outstanding balance under the Line of Credit.

A copy of the agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibit
10.1	Second Change in Terms Agreement by and between Lakes Entertainment, Inc. and Centennial Bank f/k/a First State Bank dated October 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC.
(Registrant)

Date: November 1, 2012	/s/Timothy J. Cope
Name: Timothy J. Cope
Title: President and Chief Financial Officer